Exhibit 10.3

AMENDMENT NO. 1
TO
PRODUCT SCHEDULE

This Amendment is made effective as of the last date indicated on the signature page hereto, by and between Cardiovascular Systems, Inc. (“CSI”) and Fresenius Kabi AB (“Fresenius”).

WHEREAS, CSI and Fresenius entered into a Supply Agreement dated as of April 4, 2011 and a related Product Schedule (the “Product Schedule”); and

WHEREAS, the parties wish to amend certain terms of the Product Schedule.

NOW, THEREFORE, the parties agree as follows:

1.    CSI’s address is hereby changed to 1225 Old Highway 8 NW, St. Paul, MN 55112, USA.

2.     Section 1 of PART A of the Product Schedule is hereby deleted in its entirety and replaced with the following:

“1.    Product
Intralipid (injectable lipid emulsion) 10% in a final dosage form, packaged and labeled with CSI’s proprietary trademark in a 100mL FreeFlex (Biofine) bag, meeting the Specifications.

3.     Section 1 of PART C of the Product Schedule is hereby deleted in its entirety and replaced with the following:

“1.    Price

Price in 2016: $[*******]* per container

Price after 2016:

Containers ordered / year	Price [USD] per container
≥ [*******]* containers	$[*******]*
≥ [*******]* containers	$[*******]*
≥ [*******]* containers	$[*******]*

▪	Price FCA (Incoterms 2010)

▪	100% optical control

▪	Batch size = 15,500 containers

▪	Raw materials and packaging materials prices given by FRESENIUS standard suppliers.

▪	Product related registration fees (e.g., according to 21 CFR 820) are not included and have to be borne by CSI.”

4.    Except as set forth herein, all provisions of the Product Schedule will remain in full force and effect without modification.

*Confidential treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the dates indicated below.

CARDIOVASCULAR SYSTEMS, INC.

By: /s/ Laurence L. Betterley
Name: Laurence L. Betterley
                    Title: CFO

Date: 3/2/16

FRESENIUS KABI AB             FRESENIUS KABI AB

By: /s/Anton Gerdenitsch            By: /s/Dr. Johann Schlogl
Name: Anton Gerndenitsh             Name: Dr. Johann Schlogl
    Title: Head of Market Unit            Title:
Contract Manufacturing

Date: March 9, 2016                Date: March 17, 2016